Income Taxes	6 Months Ended
Jun. 30, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income TaxesAs of October 25, 2019 and December 31, 2018 and for the period from January 1, 2019 through October 25, 2019 and for the years ended December 31, 2018 and 2017, we adopted the separate return approach for the purpose of presenting the combined financial statements, including the income tax provisions and the related deferred tax assets and liabilities. The historic operations of the Company reflect a separate return approach for each jurisdiction in which the Company had a presence and GV filed tax returns for the years ended December 31, 2018 and 2017, respectively. GV will file tax returns for the period from January 1, 2019 through October 25, 2019. As of
December 31, 2019, and for the period from October 26, 2019 through December 31, 2019, we will file separate standalone tax returns.
For the years ended December 31, 2019, 2018 and 2017, loss before income taxes are as follows:

	Years ended December 31,
	2019	2018	2017
	(In thousands)
U.S. operations	$(211,405)	$(137,952)	$(138,368)
Foreign operations	532	(40)	336
Loss before income taxes	$(210,873)	$(137,992)	$(138,032)
Income tax expense attributable to loss from continuing operations consists of:

	Current	Deferred	Total
	(In thousands)
Year ended December 31, 2019
U.S. operations	$—	$—	$—
State and local	27	—	27
Foreign jurisdiction	50	(15)	35
	$77	$(15)	$62

Year ended December 31, 2018
U.S. operations	$—	$—	$—
State and local	2	—	2
Foreign jurisdiction	142	3	145
	$144	$3	$147

Year ended December 31, 2017
U.S. operations	$—	$—	$—
State and local	7	—	7
Foreign jurisdiction	130	18	148
	$137	$18	$155
Prior to the Virgin Galactic Business Combination, the Company's income tax return was included in the consolidated U.S. Federal and state tax returns of GV. The Virgin Galactic Business Combination resulted in a separation from GV whereby the historical tax attributes including research and development tax credits, net operating loss carryforwards, income taxes payable and reserves for uncertain tax positions remain with GV. Immediately following the Virgin Galactic Business Combination, the Company effectively became a new and separate tax filer from GV with zero tax attributes and liabilities carrying over.
In accordance with ASC 740-20-45-11, the Virgin Galactic Business Combination is considered a transaction among or with its shareholders requiring the tax effects to be recorded through equity. Were it not for the valuation allowance, the Company would have recorded a tax expense of $130.5 million through equity to account for the change in deferred tax assets and liabilities. Due to the offsetting decrease in the valuation allowance on the Company’s U.S. federal and state net deferred tax assets, there is a corresponding the net tax benefit of $(130.5) million resulting in zero total tax effect recorded to equity. Further, as a result of the Virgin Galactic Business Combination, the estimated purchase price consideration (“Purchase Price”) was allocated to the Company’s assets pursuant to Internal Revenue Code §1060 and related Treasury Regulations with the remaining balance of an estimated $230.5 million recorded to tax goodwill in deferred tax assets and liabilities. The estimated tax goodwill represent provisional amounts and the Company’s current best estimates. Any subsequent adjustments recorded to the provisional amounts will be recorded as adjustments to tax expense for the year ending December 31, 2020.
Deferred Tax Assets and Liabilities
Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.
The Company records income tax expense for the anticipated tax consequences of the reported results of operations using the asset and liability method. Under this method, the Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities, as well as for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. The Company records valuation allowances to reduce its deferred tax assets to the net amount that it believes is more likely than not to be realized. Its assessment considers the recognition of deferred tax assets on a jurisdictional basis. Accordingly, in assessing its future taxable income on a jurisdictional basis, the Company considers the effect of its transfer pricing policies on that income. The Company has placed a full valuation allowance against U.S. federal and state deferred tax assets since the recovery of the assets is uncertain.
The tax effects of significant items comprising the Company’s deferred taxes are as follows:

	2019	2018
	(In thousands)
Deferred tax assets:
Net operating loss carryforwards	$10,981	$177,297
Start-up costs	—	97,195
Research and development	2,955	43,367
Accrued liabilities	3,402	872
Deferred rent	1,843	1,555
Deferred revenue	8	618
Plant and equipment, principally due to differences in depreciation and capitalized interest	1,254	—
Goodwill	230,543	—
Total gross deferred tax assets	250,986	320,904
Less valuation allowance	(250,818)	(317,444)
Net deferred tax assets	$168	$3,460
Deferred tax liabilities:
Plant and equipment, principally due to differences in depreciation and capitalized interest	$—	$(3,313)
Total gross deferred tax liabilities	—	(3,313)
Net deferred tax assets	$168	$147
ASC 740 requires that the tax benefit of net operating losses (“NOLs”), temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits from operating loss carryforwards is currently not likely to be realized and, accordingly, has provided a valuation allowance has provided a full valuation allowance against its deferred tax assets.
During the year ended December 31, 2019, as a result of the Virgin Galactic Business Combination, the Company obtained an increase in the U.S. federal and state tax basis of its assets. This resulted in a significant change the Company’s deferred tax balances and valuation allowance presented in the required disclosure when comparing December 31, 2019 to December 31, 2018.
The changes in valuation allowance related to current year operating activity was an increase in the amount of $65.0 million during the year ended December 31, 2019. The overall change in valuation allowance for the year included a $130.5 million increase recorded directly to equity related to a deferred tax adjustments recorded as a result of the Virgin Galactic Business Combination.
NOLs and tax credit gross carryforwards as of December 31, 2019 are as follows:

	Amount	Expiration Years
	(In thousand)
NOLs, Federal	$45,375	See notes below
NOLs, State	$20,809	See notes below
Tax credits, Federal	$1,755	See notes below
Tax credits, State	$1,200	See notes below
The effective tax rate of the Company’s (provision) benefit for income taxes differs from the federal statutory rate as follows:

	Years Ended December 31,
	2019		2018		2017
	(In thousands, except percentage)
Statutory rate	$(44,401)	21.0%	$(28,978)	21.0%	$(48,311)	35.0%
Rate change	0	—%	0	—%	108,906	(78.9)%
State income tax	(5,867)	2.8%	(9,497)	6.9%	(7,922)	5.7%
Research & Development	(8,593)	4.1%	(3,806)	2.8%	(2,367)	1.7%
Change in valuation allowance	64,515	(30.5)%	43,476	(31.5)%	(51,864)	37.6%
Reduction of allocated R&D from GV	(8,376)	4.0%	—	—%	—	—%
Other, net	2,784	(1.4)%	(1,048)	0.8%	1,713	(1.1)%
Total	$62	—%	$147	—%	$155	—%
The total tax provision for the period January 1, 2019 through December 31, 2019 excludes the tax effects of the Virgin Galactic Business Combination which was recorded to equity.
Net Operating Losses
All tax attributes, including net operating losses (“NOL’s”) generated prior to the Virgin Galactic Business Combination were realized by GV. There are no subsequent changes to the ownership structure and accordingly, there are no IRC limitations to the Company’s NOL’s, and Tax Credits generated for the period from October 26, 2019 to December 31, 2019.
As of December 31, 2019, the Company has approximately $45.4 million and $20.8 million of federal and state NOLs respectively. Under the new Tax Cuts and Jobs Act, all NOLs incurred after December 31, 2017 are carried forward indefinitely for federal tax purposes. California has not conformed to the indefinite carry forward period for NOLs. The NOLs begin expiring in the calendar year 2039 for state purposes.
In the ordinary course of its business, the Company incurs costs that, for tax purposes, are determined to be qualified research and development ("R&D") expenditures within the meaning of IRC §41 and are, therefore, eligible for the Increasing Research Activities credit under IRC §41. The R&D tax credit carryforward as of December 31, 2019 is $1.8 million and $1.2 million for Federal and State, respectively. The R&D tax credit carryforwards begin expiring in the calendar year 2039 for federal purposes. The Company has adjusted the deferred tax assets related to Federal R&D credit carryover to account for any expiring tax credits.
Uncertain Tax Positions
The Company recognizes tax benefits from uncertain tax positions only if it believes that it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. As the Company expands, it will face increased complexity in determining the appropriate tax jurisdictions for revenue and expense items. The Company’s policy is to adjust these reserves when facts and circumstances change, such as the closing of a tax audit or refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the income tax expense in the period in which such determination is made and could have a material impact on its financial condition and operating results. The income tax expense includes the effects of any accruals that the Company believes are appropriate, as well as the related net interest and penalties.
As of December 31, 2019, the Company has total uncertain tax positions of $0.9 million of which $0.7 million is net of tax related to R&D tax credit, which is recorded as a reduction of the deferred tax asset related credit carry-forwards. No interest or penalties have been recorded related to the uncertain tax positions. A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows:

	Years ending December 31,
	2019	2018
	(In thousands)
Balance at the beginning of the year	$18,040	$16,984
Additions based on tax positions related to current year	3,324	1,067
Additions based on tax positions related to prior years	—	—
Deductions based on tax positions related to prior years	(9)	(11)
Reductions of allocated tax attributes from GV	(20,450)	—
Balance at the end of year	$905	$18,040
The U.S. federal and state unrecognized tax benefits through October 25, 2019 were calculated under the separate return method and relieved as a result of the Virgin Galactic Business Combination. Accordingly, the tabular rollforward reflects other reductions for the unrecognized tax benefits accrued up to the date of the Virgin Galactic Business Combination. The ending unrecognized tax benefits at December 31, 2019 are for the expected tax positions taken during the period from October 26, 2019 through December 31, 2019.
It is not expected that there will be a significant change in uncertain tax position in the next 12 months. The Company is subject to U.S. federal and state income tax as well as to income tax in multiple state jurisdictions, and one foreign jurisdiction. In the normal course of business, the Company is subject to examination by tax authorities. There are no tax examinations in progress as of December 31, 2019. The U.S. federal and state income tax returns for the period from October 26, 2019 through December 31, 2019 will be the Company’s first tax returns filed as a stand-alone tax filer and therefore the statute of limitations will be determined by the date on which the tax returns are filed and in accordance with the statute periods in the respective taxing jurisdictions. The statute of limitations for our foreign tax jurisdiction is open for tax years after December 31, 2017.
Six Months Ended June 30, 2020 and 2019 (Unaudited)
Income tax (benefit) expense was $(0.01) million and $0.09 million for the six months ended June 30, 2020 and 2019, respectively. The effective income tax rate was nil for six months ended June 30, 2020 and 2019. Our effective tax rate differs from the U.S. statutory rate primarily due to a substantially full valuation allowance against our net deferred tax assets where it is more likely than not that some or all of the deferred tax assets will not be realized.